Exhibit 10.1

PURCHASE AGREEMENT

This Purchase Agreement (this “Agreement”) is made as of March 26, 2008 by and among Mr. Jiang Huai Lin (the “Seller”), the purchasers set forth on the signature pages hereto (each, a “Purchaser” and collectively, the “Purchasers”) and China Public Security Technology, Inc., a Florida corporation (the “Company”).

WHEREAS, Seller desires to sell certain of his shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”) and contribute the net proceeds from such sale to the Company; and

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Sections 4(1) and 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), the Seller desires to sell and transfer to each Purchaser the number of shares of Common Stock set forth on the Purchaser’s signature page hereto, which such shares of Common Stock were originally issued to the Seller by the Company (the “Shares”) and each Purchaser desires to purchase the Shares from the Seller.

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Seller, the Company and the Purchasers hereby agree as follows:

Section 1.

Agreement to Purchase.  Each Purchaser hereby agrees to purchase, and the Seller hereby agrees to sell, the Shares set forth on each such Purchaser’s signature page pursuant to the conditions set forth herein.  The purchase price per Share being sold to the Purchasers hereunder is $4.00 (the “Purchase Price”).  A portion of the Purchase Price per Share shall be payable to Roth Capital Partners, LLC (“Roth”) as a brokerage fee with respect to the transactions contemplated by this Agreement.  Each of Roth and the Seller shall be paid directly out of the escrow account established for this transaction in accordance with the flow of funds memorandum attached hereto as Exhibit A.

Section 2.

Closing; Delivery.

a.

The closing under this Agreement shall occur upon delivery of executed signature pages to this Agreement and all other documents, instruments and writings required to be delivered pursuant to this Agreement as provided in Sections 2(b) and 2(c) to the offices of Winston & Strawn LLP, 200 Park Avenue, New York, NY 10166 (the “Closing”), or at such other time and place on such date as the Purchasers and Seller may agree upon (the “Closing Date”).

b.

Following the execution of this Agreement, (i) the Seller will deliver to the Company’s transfer agent (A) the certificate representing the Shares together with all executed stock power and assignment documents which may be relevant in order to effectuate the transfer of the Shares to the Purchasers and (B) an opinion of counsel, in agreed form, addressed to Roth and the Purchasers that the sale and transfer of the Shares pursuant to this Agreement to the Purchasers shall not require registration under applicable securities laws and (ii) each Purchaser will deliver to the Escrow Agent (as defined in that certain Escrow Agreement, dated as of the date hereof, by and among Roth, Seller and the Escrow Agent (the “Escrow Agreement”)), for deposit and disbursement in accordance with the Escrow Agreement, by wire transfer of immediately available funds to such accounts as designated by the Escrow Agent, a United States dollar amount equal to the product of the Purchase Price multiplied by the number of Shares set forth on such Purchaser’s signature page hereto.

c.

At the Closing, (i) the Seller will deliver, or cause to be delivered, to each Purchaser a facsimile copy of the certificate (in each case duly executed and dated by the Company) representing the Shares being purchased by such Purchaser in the name of each such Purchaser and (ii) the Escrow Agent will deliver to the Seller, by wire transfer of immediately available funds to such accounts as designated by the Seller, a United States dollar amount equal to the product of the Purchase Price (minus fees payable to Roth in accordance with Section 1), multiplied by the aggregate number of Shares sold to Purchasers hereunder (the “Sale Amount”).

Section 3.

Representations and Warranties of each Purchaser.  Each Purchaser, severally and not jointly, hereby represents and warrants to the Seller as follows:

a.

Intent.  Such Purchaser is acquiring the Shares as principal for its own account and not with a current view to or for distributing or reselling such Shares, without prejudice, however, to such Purchaser’s right, at all times, to sell or otherwise dispose of all or any part of such Shares pursuant to an effective registration statement under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities laws.  Nothing contained herein shall be deemed a representation or warranty by any Purchaser to hold the Shares for any period of time.  Such Purchaser is acquiring the Shares hereunder in the ordinary course of its business and does not have any agreement or understanding, directly or indirectly, with any person to distribute any of the Shares.

b.

Organization; Authority.  Such Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite partnership power and authority to enter into and to consummate the transactions contemplated hereby and otherwise to carry out its obligations hereunder. The purchase by each such Purchaser of the Shares hereunder has been duly authorized by all necessary action on the part of such Purchaser.  This Agreement has been duly executed by each such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors’ rights generally.

c.

Purchaser Status.  Such Purchaser is an “accredited investor” as defined in Rule 501(a) under the Securities Act.  Such Purchaser is not a registered broker-dealer under Section 15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

d.

Experience of such Purchaser.  Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment.  Such Purchaser is able to bear the economic risk of an investment in the Shares and, at the present time, is able to afford a complete loss of such investment.

e.

General Solicitation.  Such Purchaser is not purchasing the Shares as a result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

f.

Independent Investment Decision.  Such Purchaser has independently evaluated the merits of its decision to purchase the Shares pursuant to this Agreement, and such Purchaser confirms that it has not relied on the advice of any other Purchaser’s business and/or legal counsel in making such decision.  Such Purchaser has not relied on the business or legal advice of Roth Capital Partners, LLC or any of its agents, counsel or Affiliates (as defined below) in making its investment decision hereunder, and confirms that none of such persons has made any representations or warranties to Purchaser in connection with the transactions contemplated by this Agreement.

g.

Restricted Securities.  Such Purchaser acknowledges that the Shares are “restricted securities” as defined in Rule 144 under the Securities Act.

Section 4.

Representations and Warranties of the Company.  The Company hereby represents and warrants to each Purchaser as follows:

a.

Issuance of the Shares.  When issued to the Seller, the Shares were duly authorized by all necessary corporate action and were validly issued, fully paid and nonassessable.

b.

Authority.  This Agreement has been duly executed by the Company, and when delivered by the Company in accordance with the terms hereof, will constitute the valid and legally binding obligation of the Company, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors’ rights generally.

c.

Ownership.  The Seller is the sole and exclusive record owner of the Shares.

Section 5.

Representations and Warranties of the Seller.  The Seller hereby represents and warrants to each Purchaser as follows:

a.

Power and Authority.  Such Seller has full authority and power to execute and deliver this Agreement and subject in part to the truthfulness of Purchasers’ representations herein, to sell and transfer the Shares to the Purchasers as provided herein.  This Agreement has been duly executed and delivered by such Seller and constitutes the valid and binding obligation of such Seller enforceable against such Seller in accordance with its respective terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors’ rights generally.

b.

Ownership.  Seller is the sole and exclusive owner, beneficially and of record, of the Shares, free and clear of any lien, encumbrance or pledge and, except for restrictions on transfer imposed by applicable securities laws, has, or by the date of this Agreement will obtain such requisite waivers such that the Seller will have, the unconditional right to sell the Shares as contemplated by this Agreement.  At the Closing, upon payment of the Purchase Price, the Purchasers will acquire all right, title and interest in the Shares, free and clear of any lien, encumbrance or pledge other than restrictions on transfer in accordance with applicable securities laws.  Such Seller has held the Shares continuously since the date such Shares were issued by the Company.  Such Seller is not aware of any third party claims with respect to the Shares.

c.

Solicitation.  At no time did such Seller present or solicit, by means of any publicly issued or circulated newspaper, mail, radio, television or other form of general advertising or solicitation, in connection with the offer, sale and purchase of the Shares.

d.

No Conflicts.  The execution and delivery of this Agreement and the performance of its respective terms will not, with or without the giving of notice or the passage of time, conflict with, constitute a violation or breach of or result in a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel or require any notice or consent under (a) any contract, security interest, or other arrangement to which such Seller is a party or by which such Seller or its property is bound or to which any of such Seller’s assets are subject, (b) any order, writ, injunction, award, decree, decision or ruling of any court, arbitrator or governmental or regulatory body against or binding such Seller or its property, or (c) any statute, law, rule or regulation of any jurisdiction to which Seller or its property may be subject.

Section 6.

Certain Obligations of the Parties.  The Seller covenants and agrees to provide to the Purchasers and the Company any and all documents which may be reasonably required in order to effectuate the transactions contemplated by this Agreement, including, without limitation, the opinion of counsel referenced in Section 2 above.  As set forth in the Registration Rights Agreement, dated as of the date of this Agreement, by and among the Company and the Purchasers, in the form of Exhibit B hereto (the “Registration Rights Agreement”), the Company agrees to register for resale the Shares being purchased by the Purchasers pursuant to this Agreement.

Section 7.

Conditions Precedent to the Obligation of the Seller to Sell the Shares on the Closing Date.  The obligation hereunder of the Seller to sell the Shares to the Purchasers is subject to the satisfaction or waiver, on or before the Closing, of each of the conditions set forth below.

a.

This Agreement shall have been executed by the Purchasers and the Company and delivered to the Seller;

b.

The Registration Rights Agreement shall have been executed by each Purchaser and delivered to the Company;

c.

The representations and warranties of each Purchaser shall be true and correct in all material respects as of the date when made and as of the Closing Date; and

d.

No statute, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

Section 8.

Conditions Precedent to the Obligation of each Purchaser to Purchase the Shares on the Closing Date.  The obligation hereunder of each Purchaser to purchase the Shares from the Seller is subject to the satisfaction or waiver, on or before the Closing, of each of the conditions set forth below.

a.

This Agreement shall have been executed by the Seller and the Company and delivered to each Purchaser;

b.

The Registration Rights Agreement shall have been executed by the Company and delivered to each Purchaser;

c.

Seller shall have executed a Release in the form of Exhibit C, in connection with Seller’s contribution of the proceeds from the sale of the Shares to the Company.

d.

The representations and warranties of the Seller and the Company shall be true and correct in all material respects as of the date when made and as of the Closing Date;

e.

No statute, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement; and

f.

The Seller and the Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by it at or prior to the Closing.

Section 9.

Indemnification.

a.

The Seller hereby agrees to indemnify and hold harmless each Purchaser and its respective officers, directors, shareholders, employees, agents and attorneys against any and all losses, claims, damages, liabilities and expenses incurred by each such person insofar as such losses, claims, demands, liabilities and expenses arise out of or are based upon any breach of any representation, warranty or agreement made by the Seller in this Agreement; provided, however, in no event shall the maximum aggregate liability of the Seller to each Purchaser pursuant to this Section 9 be in excess of the product of the Purchase Price (minus fees payable to Roth in accordance with Section 1) multiplied by the aggregate number of Shares purchased by such Purchaser hereunder.

b.

The Seller hereby agrees to indemnify and hold harmless the Company and its respective officers, directors, shareholders, employees, agents and attorneys against any and all losses, claims, damages, liabilities and expenses incurred by each such person insofar as such losses, claims, demands, liabilities and expenses arise out of or are based upon (i) any breach of any representation, warranty or agreement made by the Seller in this Agreement; (ii) any violation or alleged violation by the Seller of the Securities Act, Exchange Act or any state securities law or any rule or regulation thereunder, in connection with the performance of her obligations under this Agreement; or (3) any untrue or alleged untrue statement of a material fact made by the Seller in the Registration Statement or in any amendment or supplement thereto, or arising out of or relating to any of the Seller’s omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, provided, however, in no event shall the maximum aggregate liability of the Seller to the Company pursuant to this Section 9 be in excess of the Sale Amount.

Section 10.

Entire Agreement.  This Agreement contains the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral or written, with respect to such matters.  This Agreement may not be amended or any provision hereof waived in whole or in part, except by a written instrument signed by the parties hereto.

Section 11.

Governing Law.  This Agreement shall be governed and interpreted in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.  Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (each, a “Proceeding”) shall be commenced exclusively in the state and federal courts sitting in the City of New York, Borough of Manhattan (the “New York Courts”).  Each party hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of all Proceedings, and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any New York Court, or that any such New York Court is an inconvenient or improper forum for such Proceeding.  Each party hereby irrevocably waives personal service of process and consents to process being served in any Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address set forth on the signature page hereto and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  Each party hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any Proceeding. If there shall be commenced a Proceeding, then the prevailing party in such Proceeding shall be reimbursed by the adverse party or parties for its reasonable attorneys fees and other expenses incurred in connection therewith.

Section 12.

Execution.  This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties, it being understood that all parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

SELLER

Mr. Jiang Huai Lin

Address: c/o China Public Security Technology, Inc
21st Floor, Everbright Bank Bldg.
Zhuzilin, Futian District
Shenzhen, China
Facsimile: 86-755-8370-9333
Attn.: Chief Executive Officer

PURCHASER

By:
Name:
Title:
Address:

Facsimile:
Attn:
Number of Shares being purchased: ____________

CHINA PUBLIC SECURITY TECHNOLOGY, INC.
(FOR THE PURPOSE OF SECTIONS 4, 6, 9(b),
10, 11 AND 12 ONLY)

By:
Name:
Title:

Address: c/o China Public Security Technology, Inc
21st Floor, Everbright Bank Bldg.
Zhuzilin, Futian District
Shenzhen, China
Facsimile: 86-755-8370-9333
Attn.: Chief Executive Office